Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated December 2, 2014,
To Prospectus Dated May 1, 2014

Effective December 5, 2014, the Northern Large Cap Growth fund will merge into the Northern Large Cap Core fund. The Company will no longer make available the Northern Large Cap Growth fund as an investment option under the Contract.

The “Objectives for Underlying Funds – Northern Large Cap Growth” section of the Prospectus is deleted in its entirety and replaced with the following:

Fund Name	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Northern Large Cap Core	N/A	Seeks capital appreciation.	Northern Trust Investments, Inc.

Effective January 9, 2015, the Northern Large Cap Core Subaccount (the “closed Subaccount”) will no longer be available for the allocation of Purchase Payments or the transfer of Contract Value. Transfers of Contract Value include transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Programs (collectively referred to as “Automatic Investment Program”). If you have Contract Value in the closed Subaccount on January 9, 2015, however, your Contract Value will remain invested in the Subaccount until you make a transfer or withdrawal out of the closed Subaccount.

In the event that we receive a request on or after January 9, 2015, to allocate to the closed Subaccount, we currently anticipate we will handle those transactions as follows:

New Applications: If we receive an application for a Contract with an allocation to the closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts: If we receive a Purchase Payment for an existing Contract with an allocation to the closed Subaccount, we will allocate the applicable portion of the payment to the Dreyfus General Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you have in effect an automatic allocation to the closed Subaccount pursuant to an Automatic Investment Program, such automatic transactions will be terminated effective as of the close of business on January 9, 2015. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the closed Subaccount) you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

Please see the Fund prospectuses for more information on the Dreyfus General Money Market Subaccount.

Please Retain This Supplement For Future Reference